UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2015

ALPHA-EN CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-12885	95-4622429
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

120 White Plains Road, Suite 425, Tarrytown, New York 10591

(Address of principal executive offices)

Registrant’s telephone number, including area code: (914) 418-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

alpha-En is filing this Form 8-K/A solely to attach Exhibit 16.1. No other information in the Form 8-K is amended by this Form 8-K/A.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 10, 2015, Schulman Lobel Zand Katzen Williams & Blackman LLP (formerly Schulman Wolfson & Abruzzo, LLP) (“Schulman”) was dismissed as the independent registered public accounting firm of alpha-En Corporation (the “Company”). The Company’s Board of Directors approved the dismissal of Schulman.

Schulman’s reports on the Company’s financial statements for the years ended December 31, 2011 and 2010, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the reports of Schulman on the Company’s financial statements for each of the years ended December 31, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2011 and 2010, and through March 10, 2015 there were no disagreements with Schulman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Schulman, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended December 31, 2011 and 2010, and through March 10, 2015, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Schulman with a copy of the foregoing disclosures and requested Schulman to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Schulman agrees with the disclosures. A copy of Schulman’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On March 10, 2015, the Company’s Board of Directors, acting in the capacity of an audit committee, engaged Li and Company, PC (“Li”) as the Company’s new independent registered public accounting firm to act as the principal accountant to audit the Company’s financial statements. During the Company’s fiscal years ended December 31, 2011 and 2010, and through March 10, 2015, neither the Company, nor anyone acting on its behalf, consulted with Li regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that Li concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Schulman Lobel Zand Katzen Williams & Blackman LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2015	ALPHA-EN CORPORATION

	By:	/s/ Jerome Feldman
Name: Jerome Feldman
Title: Chairman, Chief Executive Officer, Chief Financial Officer and Treasurer

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